Exhibit 99
JOINT FILER INFORMATION
Pursuant to Instruction 4(b)(v) of the General Instructions to Form 4, this Form 4 is also being filed on behalf of the Reporting Persons set forth below. All of the information set forth in the attached Form 4 for Charles Sirois is the same for the Reporting Persons set forth below unless otherwise noted.

NAME: Telesystem Special Fund I L.P.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer

NAME: Telesystem Software Ventures Limited Partnership
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer

NAME: Telsoft Ventures Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer

NAME: Telesystem Investments Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer

NAME: Telemex Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer

NAME: Placements Charles Sirois Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer

NAME: Gestion Charles Sirois Inc.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer

NAME: Telesystem Ltd.
ADDRESS: 1250 Rene-Levesque Blvd. West, 38th Floor, Montreal, QC, H3B 4W8
DESIGNATED FILER: Charles Sirois
ISSUER & TICKER SYMBOL: TLEO
DATE OF EVENT REQUIRING STATEMENT: 01/31/2007
SIGNATURE:	/s/ Michel Cordeau
By: Michel Cordeau
Authorized Signer